SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported) :
                               September 28, 2001


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                                 11-2408943
     (State or other jurisdiction of         (IRS Employer Identification No.)
     incorporation or organization)


  767 Fifth Avenue, New York, New York                     10153
(Address of principal executive offices)                 (Zip Code)


                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



ITEM 5.           OTHER EVENTS.

On September 28, 2001, The Estee Lauder Companies Inc. issued a press release announcing it is lowering its net sales and net earnings expectations for its fiscal 2002 first quarter and full year. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          THE ESTEE LAUDER COMPANIES INC.



Date:  September 28, 2001                 By:      /s/Richard W. Kunes
                                               -------------------------
                                                   Richard W. Kunes
                                                 Senior Vice President
                                              and Chief Financial Officer
                                               (Principal Financial and
                                                  Accounting Officer)

                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1              Press release dated September 28, 2001 of the Estee Lauder
                  Companies Inc.